SCHEDULE 14C

(RULE 14C-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[x] Preliminary Information Statement

[ ] Confidential, for Use of the Commission

Only (as permitted by Rule 14c-5 (d) (2))

[ ] Definitive Information Statement

HARRELL HOSPITALITY GROUP, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the

Registrant(s)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on the table below per Exchange Act Rules 14c-5(g) and 0-11.

Title of each class of securities to which transaction

applies:

____________________________________________________________

(2) Aggregate number of securities to which transaction

applies:

____________________________________________________________

(3) Per unit price or other underlying value of transaction

computed pursuant to Exchange Act Rule 0-11 (set forth

the amount on which the filing fee is calculated and

state how it was determined):

____________________________________________________________

(4) Proposed maximum aggregate value of transaction:

____________________________________________________________

(5) Total fee paid:

____________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by

Exchange Act Rule 0-11 (a) (2) and identify the filing for

which the offsetting fee was paid previously. Identify the

previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid: ___________________________

(2) Form, Schedule or Registration Statement No.:

______________________________________________________

(3) Filing Party: _____________________________________

(4) Date Filed: _______________________________________

HARRELL HOSPITALITY GROUP, INC.

16475 Dallas Parkway, Suite 410

Addison, Texas 75001

Notice of

Written Consent of Stockholders

In lieu of a

Annual Meeting of Stockholders

To the Stockholders of

Harrell Hospitality Group, Inc.:

Certain stockholders of the Harrell Hospitality Group, Inc.

(the "Company") owning a majority of the outstanding Class A

Common Stock, intend to act by Written Consent in Lieu of a

Annual Meeting of Stockholders (the "Written Consent") for the

following purpose:

To elect five directors of the Company to hold office

for one year or until their successors are elected and

qualified; and

THERE WILL BE NO SOLICITATION OF PROXIES

BY THE BOARD OF DIRECTORS OF THE COMPANY

/s/

Paul L. Barham, Secretary

INFORMATION STATEMENT

This Information Statement is being furnished pursuant to

Regulation 14C of the Securities Exchange Act of 1934, as amended to provide information regarding certain action to be taken by written consent by holders of majority of the outstanding shares of Class A common stock of Harrell Hospitality Group, Inc. The elimination of the need for a annual meeting of stockholders to approve the election of directors is made possible by Section 228 of the Delaware General Corporate Law (the "DGCL"), which

provides that the written consent of the holders of outstanding shares of voting stock, having not less than the minimum number of votes which would be necessary to authorize or take such

action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a special meeting. Pursuant to Section 242 of the DGCL, a majority of the outstanding shares of voting stock entitled to vote thereon is required in order to elect the Company's board of directors.

It is anticipated that the Written Consent submitted to the

Company will become effective on or about May31, 2001.

**WE ARE NOT ASKING FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY**

WRITTEN CONSENT AUTHORIZED SHAREHOLDERS

On April 9, 2001, the date for determining stockholders

entitled to sign the Written Consent, there were 10,882,900

shares of Common Class A stock outstanding and 243,331 shares of

Class A Preferred stock outstanding. Holders of Class A

Preferred stock are not entitled to vote at meetings.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of

April 9, 2001, (i) the name of each current director of the

Company and each person or entity known to the Company to be the beneficial owner of more than 5% of the Company's Class A Common

Stock, (ii) the number of shares each such director and 5%

beneficial owner and all officers and directors of the company as a group, and (iii) the percent of outstanding Class A Common

Stock so owned by each such director, 5% beneficial owner and management group:

Name and Address of Number of Shares of Approximate

Beneficial Owner Class A Common Stock Percent of

Beneficially Owned Class

as of April 9, 2001

(1)

DIRECTORS:

Paul L. Barham (2) 500,000 21.29%

16475 Dallas Parkway 1,568,195 options

Suite 410 (4)

Addison, Texas 75001

Norman L. Marks (3) 500,000 21.29%

16475 Dallas Parkway 1,568,195 options

Suite 410 (4)

Addison, Texas 75001

Geoffrey Dart 0 0

c/o Robert Edwards

Edwards & Associates

17060 Dallas Parkway,

Suite 101

Dallas, Texas 75248

Gerard Thompson 625,000 14.19%

4th Floor Nuffield 625,000 options

House

41-46 Picadilly

London, UK WIVONB

5% BENEFICIAL OWNERS:

Businesship 1,456,440 17.80%

International, Inc.

One Alhambra Plaza

Suite 1400

Coral Gables, Florida

33134

The Estate of Wilson L. 822,850 (5) 10.06%

Harrell

7380 Pine Valley Road

Cummings, Georgia 30131

Merchant Capital 1,000,000 28.58%

Holdings, Ltd. 1,875,000 options

c/o Robert Edwards

Edwards & Associates

17060 Dallas Parkway,

Suite 101

Dallas, Texas 75248

Cybertec Holdings, PLC 550,000 6.72%

Rosedale House

Rosedale Road

Richmond Surrey, UK TW

92 SZ

RiverHead Services, 625,000 7.64%

Ltd.

Geneva Branch

Place Bel-Air 1

P.O. Box 5145 CH 1211

Geneva 11

Switzerland FR

(1) Except as noted below, the individual listed has sole voting and investment power.

(2) Paul L. Barham and his other family members own 500,000

shares through Barham Family Interests, Inc.

(3) Norman L. Marks and his other family members own 500,000 shares through Marks & Associates, Inc.

(4) Barham Family Interests, Inc. and Marks & Associates, Inc.

have informed the Company that each has an option to acquire

318,195 shares of Common stock from Businesship International,

Inc. that will automatically expire on September 30, 2001 if not exercised.

(5) The 29,250 shares of Class A Common Stock owned by Charlene

Harrell, Wilson L. Harrell's widow, are included in the estates beneficial ownership in the above table.

ELECTION OF DIRECTORS

Five directors are to be elected to hold office for one year or until their successors are elected and qualified.

The following brief biographies of the nominees include

their ages as of April 9, 2001, and account of their business experience and the names of certain publicly held corporations of which they are also directors, if any:

Name

Age

Business Experience

Paul Barham 47 CEO, Harrell Hospitality Group,

Inc.; CFO, Hotel Management

Group, since 1989.

Norman L. Marks 59 COO, Harrell Hospitality Group,

Inc.; President, Hotel

Management Group, Inc. since

1989.

Geoffrey G. Dart 53 Chairman, Harrell Hospitality

Group, Inc.; Chairman, Merchant

Capital Holdings, Ltd;

Director, Mortgage Advisors,

Ltd.; Chairman, Shillington's,

Ltd.

Gerard M. Thompson 55 Director, Harrell Hospitality

Group, Inc.; Director,

Netcentric Systems, Ltd.;

Director, Bariston Associates.

Stephen Komlosy 60 Director, Harrell Hospitality

Group, Inc.; Director, Chroma

Group; Director, Avatar

Systems, Inc.; Managing

Director, Cybertec Holdings,

PLC.

OTHER BUSINESS

Management does not intend to bring any matters before the

shareholders other than the election of directors.

EXECUTIVE COMPENSATION

The following table shows for 2000, 1999 and 1998 the

compensation earned by the executive officers of the Company at

April 9, 2001.

Salary Compensation Table

Annual Compensation Long Term Compensation

Name and Year Salary Bonus Other Securities All

Principal Annual Underlying Other

Position Compensation Option Compensation

Geoffrey 2000 - - $21,389 - -

Dart

Chairman

Paul L. 2000 $109,900 $2,000 - 1,250,000 -

Barham 1999 $102,375 $2,000 - - -

CEO 1998 $101,787 $4,000 - - -

Norman L. 2000 $109,900 $2,000 - 1,250,000 -

Marks 1999 $102,375 $2,000 - - -

President 1998 $101,787 $4,000 - - -

Gerard 2000 - - $21,389 - -

Thompson

MEETING OF THE BOARD OF DIRECTORS

The Board of Directors of the Company holds special meeting

from time to time as required. The Board of Directors of the

Company has no committees.

INDEPENDENT AUDITORS

The public accounting firm of Jackson & Rhodes P.C., 8150 N.

Central Expressway, Campbell Centre II, Suite 1700, Dallas, Texas

75206-1833 has been selected as the independent auditors of the

Company for the year 2001.

By Order of the Board of Directors,

Paul L. Barham, Chief Executive

Officer

Addison, Texas

April 23, 2001